Proprietary © Gentherm 2023 2023 Second Quarter Results August 1, 2023 Exhibit 99.2

Use of Non-GAAP Financial Measures* In addition to the results reported herein in accordance with GAAP, the Company has provided here or may discuss on the related conference call Adjusted Operating Expense, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EPS, Free Cash Flow, Net Debt, organic revenue, revenue excluding acquired businesses and foreign currency translation, revenue excluding foreign currency translation, pro forma product revenues, pro forma Adjusted EBITDA, pro forma Adjusted EBITDA margin and Adjusted Effective Tax Rate, each a non-GAAP financial measure. Starting in 2023, the Company is excluding the impact of non-cash stock-based compensation from its definition of Adjusted EBITDA and Adjusted EBITDA margin. References to Adjusted EBITDA and Adjusted EBITDA margin for prior periods have been recast to exclude the impact of non-cash stock-based compensation. See the Company’s earnings release dated August 1, 2023, for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations, and for certain reconciliations of GAAP to non-GAAP historical financial measures. * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures. Proprietary © Gentherm 2023

Forward-Looking Statement Proprietary © Gentherm 2023 Except for historical information contained herein, statements in this presentation are forward-looking statements that are made by Gentherm Incorporated (the “Company”) pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that address future operating, financial or business performance or strategies or expectations are forward-looking statements. The forward-looking statements included in this presentation are made as of the date specified herein and are based on management's reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its strategies or expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The forward-looking statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that expressed or implied by such statements. For a discussion of these risks and uncertainties and other factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, including “Risk Factors.” In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

Automotive Highlights

GENTHERM

20

Vehicle launches with 10 OEMs

Multiple CCS® Launches
Buick LaCrosse, Buick E4 EV, Hyundai Verna,
Chevrolet Blazer EV, Ford Mustang,
Great Wall Tank 700, Blue Mountain SUV

ClimateSense® launch preparation progressing well; driving incremental EV thermal content


Tank 700
Blazer EV
Verna
Mustang
Blue Mountain SUV
E4 EV
LaCrosse

Delivered record revenue including record revenues for Climate Control Seats and Steering Wheel Heaters

Proprietary © Gentherm 2023 4

New Automotive Business Awards Record quarterly new Automotive business awards, nearly $1.2B year to date $670M in awards in 2Q Steering Wheel Heater awards across 7 OEMs including hands-on-detection enabled heater award with Changan 11 Breakthrough lumbar and massage system awards with Stellantis Multiple CCS® Awards from:  BMW | GM | Ford | Honda | Hyundai | Li Auto Subaru | Great Wall | VW | XPeng  Expanding business with largest Chinese local OEMs BYD | Great Wall | Li Auto Air cooling battery thermal management award with Hyundai Proprietary © Gentherm 2023 5

Medical Highlights Adapting go-to-market model to leverage large partnerships, distribution, and white label opportunities 24 Strengthening our partnership with SourceMark Medical, a certified minority supplier headquartered in Nashville, Tennessee New hospital accounts in China as a result of the successful integration of Dacheng Medical Blanketrol III Awards with the Boston Children’s Hospital and Children’s Healthcare of Atlanta Proprietary © Gentherm 2023 6

(Dollars in thousands, except per share data) 2023 2022 Pro forma 2022 (1) 2023 2022 Pro forma 2022 (1) Product Revenues $ 372,323 $ 260,715 $ 318,341 $ 735,948 $ 528,372 $ 652,097   Automotive 361,533 249,152 306,778 714,225 507,016 630,741   Medical 10,790 11,563 21,723 21,356 Gross Margin 87,988 59,377 169,118 123,490 Gross Margin % 23.6% 22.8% 23.0% 23.4 % Operating Expenses 83,667 51,642 147,123 101,565 Operating Income 4,321 7,735 21,995 21,925 Adjusted EBITDA 42,378 24,836 26,069 83,888 54,604 56,426 Adjusted EBITDA Margin 11.4% 9.5% 8.2% 11.4% 10.3% 8.7 % Diluted EPS - As Adjusted $ 0.58 $ 0.25 $ 1.06 $ 0.66 Select Income Statement Data Six Months Ended June 30 Three Months Ended June 30 (1) Pro forma amounts include the results of Alfmeier as if the acquisition had occurred as of January 1, 2022. Proprietary © Gentherm 2023 7

Select Balance Sheet Data June 30, 2023 June 30, 2023 December 31, 2022 December 31, 2022 December 31, 2022 Cash and Cash Equivalents $ 168,671 $ 153,891 Total Assets  1,244,047 1,239,300 Debt 218,125 235,096    Current 684 2,443    Non-Current 217,441 232,653 Revolving LOC Availability 282,732 264,904 Total Liquidity 451,403 418,795 Proprietary © Gentherm 2023 8 (Dollars in thousands)

2023 Guidance 2022 A 2022 Pro forma(4) 2023 E Product Revenue (1)(2) $1.2B $1.3B $1.45B - $1.55B Adjusted EBITDA Margin (1)(2)(3) 11.4% 10.4% 11.5% – 13.5% Adjusted Effective Tax Rate (5) 36% 28% - 32% Capital Expenditures $40M $46M $60M - $70M Based on the current forecast of customer orders, inflation and pricing recovery, and light vehicle production in the Company’s key markets growing at a mid single-digit rate in 2023 versus 2022. Foreign exchange rate assumed at current levels. Starting in 2023, the company is excluding the impact of non-cash stock-based compensation in its calculation of Adjusted EBITDA Margin. Pro forma amounts include the results of Alfmeier as if the acquisition had occurred as of January 1, 2022. Unaudited pro forma information is provided for illustrative purposes only and should be read in conjunction with the consolidated financial statements to better facilitate the assessment and measurement of the Company's operating performance. Such information is not, and should not be assumed to be, an indication of the actual results of the combined company that would have been achieved or may be achieved in the future. Regarding 2023 guidance, excluding the impact of non-cash goodwill impairment on earnings before income tax of $19.5 million, which includes the associated deferred tax effect, and income tax benefit of $2.4 million. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided. Proprietary © Gentherm 2023 9

Appendix Proprietary © Gentherm 2023

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin (Dollars in thousands) 2023 2022 2023 2022 Net (Loss) Income $ (1,551) $ 7,072 $ 6,412 $ 18,819 Add Back:      Income Tax Expense  4,842 3,919 8,570 8,214      Interest Expense, net 1,932 1,430 6,076 1,999      Depreciation and Amortization  12,393 8,998 25,838 18,485 Adjustments:      Restructuring Expenses  1,044 374 2,313 555      Unrealized Currency (Gain) Loss  (740) (4,024) 5,125 (6,340)      Acquisition and Integration Expenses 1,480 3,794 3,112 7,008      Non-Automotive Electronics Inventory Charge 644 -- 2,063 --      Impairment of Goodwill 19,509 -- 19,509 --     Non-Cash Stock-Based Compensation 3,076 3,401 5,171 6,190 Other (251) (128) (301) (326) Adjusted EBITDA  $ 42,378 $ 24,836 $ 83,888 $ 54,604 Product Revenues $ 372,323 $ 260,715 $ 735,948 $ 528,372 Net (Loss) Income Margin (0.4)% 2.7% 0.9% 3.6 % Adjusted EBITDA Margin 11.4% 9.5% 11.4% 10.3 % Six Months Ended June 30 Three Months Ended June 30 Proprietary © Gentherm 2023 11

Reconciliation of Adjusted EPS 2023 2022 2023 2022 Diluted EPS - As Reported $ (0.05) $ 0.21 $ 0.19 $ 0.56 Acquisition and Integration Expenses 0.04 0.11 0.09 0.21 Non-Cash Purchase Accounting Impacts 0.07 0.05 0.13 0.11 Unrealized Currency (Gain) Loss  (0.02) (0.12) 0.15 (0.19) Restructuring Expenses 0.03 0.01 0.07 0.02 Non-Automotive Electronics Inventory Charge 0.02 -- 0.06 -- Impairment of Goodwill 0.59 -- 0.59 -- Other (0.01) (0.00) (0.01) (0.01) Tax Effect of Above (0.10) (0.01) (0.21) (0.04) Rounding 0.01 -- -- -- Diluted EPS - As Adjusted $ 0.58 $ 0.25 $ 1.06 $ 0.66 Three Months Ended June 30 Six Months Ended June 30 Proprietary © Gentherm 2023 12